Investor Presentation

Q3 2021

PRIME MERIDIAN
HOLDING COMPANY

FORWARD LOOKING STATEMENTS

This Presentation, including information incorporated herein by reference, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "could," "should," "would," "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "is confident that," and similar expressions are intended to identify these forward-looking statements. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. We do not have a policy of updating or revising forward looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to, changes in:

- risk factors named in the Prospectus
- general economic conditions
- legislative/regulatory changes
- monetary and fiscal policies of the U.S. Government
- the quality and composition of our loan or investment portfolios
- competition
- demand for loan and deposit products
- demand for financial services in our primary trade area
- litigation, tax, and other regulatory matters
- accounting principles and guidelines
- other economic, competitive, governmental, regulatory, or technological factors affecting us

The factors listed above should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and other reports and statements Prime Meridian Holding Company has filed with the Securities and Exchange Commission which are available at its website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

About Non-GAAP Financial Measures

Certain of the financial measures and ratios we present including "pre-tax, pre-provision (PTPP) operating earnings," "PTPP return on average common equity," "PTPP return on average assets," and "adjusted average loan yield" are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to those financial measures and ratios as "non-GAAP financial measures." We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance by excluding certain expenditures or assets that we believe are not indicative of our primary business operating results.

We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, analyzing and comparing past, present, and future periods.

These non-GAAP measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be considered when analyzing our performance. A reconciliation of non-GAAP financial measures is included at the end of the financial statement tables.

Glossary of Terms

- Q1-20 or Q1 2020 – First Quarter of 2020
- Q2-20 or Q2 2020 – Second Quarter of 2020
- Q3-20 or Q3 2020 – Third Quarter of 2020
- Q4-20 or Q4 2020 – Fourth Quarter of 2020
- Q1-21 or Q1 2021 – First Quarter of 2021
- Q2-21 or Q2 2021 – Second Quarter of 2021
- Q3-21 or Q3 2021 –Third Quarter of 2021
- 2020Y – Fiscal Year 2020
- Annualized – Calculated to reflect a rate based on a full year
- ALLL – Allowance for loan losses
- CAGR – Compound annual growth rate
- CECL – Current Expected Credit Losses (new accounting standard effective 1/1/2023)
- COF – Cost of funds
- COVID-19 – Pandemic-related virus
- CRE – Commercial real estate
- Efficiency ratio – Ratio of noninterest expense to sum of total net interest income and noninterest income
- FTE – Full time equivalent
- GAAP – Generally accepted accounting principles
- MM – Dollars in millions
- NPA – Nonperforming assets
- NPL – Nonperforming loans
- OTCQX – OTC Exchange
- PMB – Prime Meridian Bank
- PMHG – Prime Meridian Holding Company
- PPP – SBA's Paycheck Protection Program related to COVID-19
- PTPP – Pre-tax pre-provision
- ROAA – Return on average assets
- ROAE – Return on average equity
- SBA – Small Business Administration

Company Profile

Q3 2021 Overview

Ticker	PMHG (OTCQX)
Market Capitalization	$71.2 million (as of 9/30/2021)
Price / TBV[1]	108.4% (as of 9/30/2021)
Assets	$794.5 Million
Loans, net	$476.5 Million
Deposits	$718.3 Million
Shareholders' Equity	$65.6 Million
NPAs [2]/ Assets	0.0%
Leverage Ratio (Company)	8.45%
Leverage Ratio (Bank)	8.82%
Shares Outstanding	3,127,730
Institutional Ownership	Less than 25%
Bank Website	www.PrimeMeridianBank.com
Investor Website	Investors.PrimeMeridianBank.com


AL
GA
FL
North Atlantic Ocean
Gulf of Mexico
Tallahassee
Crawfordville
Lakeland

LOCATIONS BY COUNTY
Leon (2)
Polk (1)
Wakulla (1)

(1) TBV = Tangible Book Value
(2) NPAs = Nonperforming Assets

Data as of 9/30/2021

Investment Considerations

Financial	✓ History of profitable growth driven by strong organic loan growth and strategic management of cost of funds ✓ Continued emphasis on expense management and improved operating efficiency ✓ Continued growth of noninterest income revenue sources, namely mortgage banking and debit card/ATM fees
Credit Quality	✓ Corporate banking style underwriting philosophy within community banking model ✓ Conservative risk culture with focus on credit, interest rate and compliance risk management ✓ Long history of disciplined credit process and strong asset quality. Zero NPAs at 9/30/2021[1]
Capital and Liquidity	✓ Tier 1 Leverage of 8.82% (Bank) ✓ Tangible book value per share of $20.99, up 11.6% from a year ago ✓ Current liquidity position and access to capital provides capacity for additional growth and loan funding
Growth and Strategy	✓ Personalized client service guided by core values ✓ Operating in attractive growth markets (North and Central Florida) ✓ Targeting additional locations in North/Central Florida, South Georgia, and South Alabama
Experienced Local Management Team	✓ Energetic and experienced management team ✓ Strong credibility with regulators and investors ✓ Meaningful insider ownership is aligned with shareholder interest

[1] Source: internal company documents as of 9/30/2021

PROFILE | MANAGEMENT TEAM

- ✓ Experienced management team with proven track record of franchise growth and development
- ✓ Community leaders who know their clients
- ✓ History of profitable bank operations



Sammie D. Dixon, Jr.
Vice Chairman, President and Chief Executive Officer
Age: 51 | 24 years banking experience



Susan Payne Turner
Executive Vice President and Chief Risk Officer
Age: 54 | 39 years banking experience



Monté L. Ward
Executive Vice President and Chief Information Officer
Age: 40 | 17 years banking and information security experience



Chris L. Jensen, Jr.
Executive Vice President and Chief Lending Officer
Age: 64 | 42 years banking experience



Clint F. Weber
Executive Vice President and Chief Financial Officer
Age: 40 | 17 years banking and credit experience



Kyle D. Phelps
Executive Vice President and Chief Banking Officer
Age: 41 | 17 years banking and lending experience

COMPANY PERSONNEL

- ✓ **Employees, Management and Director Ownership: 23.0%**
- ✓ **Prime Meridian Bank Employees Who Own PMHG: 32.8%**
- ✓ **Average Age**
  - Entire Team[1] 39.7
  - Executive Officers 48.3
  - All Officers 45.4

[1] 95 FTEs

Data as of 9/30/2021

Who we are. What we stand for.

MISSION	Building bankers to serve our clients and community in order to optimize shareholder value.
PURPOSE	Banking done right, right away.
CORE VALUES	• **Passion** – level of intense excellence and commitment beyond simply meeting requirements • **Grace** – high level of service with courtesy and compassion • **Integrity** – doing the right thing because it's the right thing to do • **Tenacity** – culture of looking at new ideas, tackling challenges and overcoming obstacles • **Accountability** – personally accepting full and ultimate responsibility as well as holding one another accountable

Corporate Culture

A Different Banking Model

- ✓ Prime Meridian Bank promotes and maintains a culture of openness and transparency to encourage exposure of team members to all aspects of banking.
- ✓ Team members, executive officers and board members interact to resolve issues without the typical top/down or bottom/up paths.


PRIME MERIDIAN BANK
Let's think of a few good reasons why it CAN be done!

SEMINOLE 100

2018, 2019, 2020, 2021
Seminole 100 recognizes the 100 fastest-growing Florida State university (FSU) alumni-owned businesses as recognized by The Jim Moran Institute For Global Entrepreneurship at FSU's College of Business, the FSU Alumni Association and EY

BAUERFINANCIAL

5 Star Rating
46 consecutive quarters by Bauer Financial, the nation's leading bank rating and research firm

Tallahassee Magazine's 2021 BEST of Tallahassee

Voted by readers of Tallahassee Magazine 2018, 2020, 2021

AMERICAN BANKER
2021 Best Banks to Work For

Annually since 2015

NET INTEREST DRIVERS

(dollars in millions and represents actual period-ending balance)

Average Securities Yield



1.94%
1.78%
1.67%
1.74%
1.74%
$61.1
$61.9
$58.9
$63.3
$67.1
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

Average Loan Yield



4.73%
4.64%
4.51%
4.47%
4.46%
$383.2
$409.9
$402.1
$415.9
$449.0
Q3-20 Adjusted(1)
Q4-20 Adjusted(1)
Q1-21 Adjusted(1)
Q2-21 Adjusted(1)
Q3-21 Adjusted(1)

Net Loans (Adjusted)(1)

Securities

(1) See Non-GAAP Reconciliation on Page 23
Excludes PPP Loans

Average Cost of Interest-Bearing Liabilities



0.71%
0.61%
0.50%
0.44%
0.43%
$404.8
$418.6
$459.1
$486.8
$501.4
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

Average Cost of Funds



0.51%
0.44%
0.35%
0.31%
0.30%
$150.5
$162.0
$193.1
$199.7
$220.0
$404.8
$418.6
$459.1
$486.8
$501.4
Q3-20
Q4-20
Q1-21
Q2-21
Q3-21

Noninterest-Bearing Deposits

Interest-Bearing Liabilities

Source: S&P Global and internal company documents

Building Franchise Value

Total Assets (in millions)


CAGR – 22.4%
$304
$347
$402
$501
$647
$794
2016
2017
2018
2019
2020
Q3-21

Net Loans (in millions)


(1) See Non-GAAP Reconciliation on Page 23
Excludes PPP Loans
CAGR – 15.9%
$223
$250
$290
$338
$410
$449
2016
2017
2018
2019
2020 Adjusted
Q3-21 Adjusted
Net Loans
Net Loans (Adjusted)(1)

Total Deposits (in millions)


CAGR – 22.4%
$275
$298
$349
$438
$581
$718
2016
2017
2018
2019
2020
Q3-21

Average Cost of Total Deposits (percent)


0.33
0.41
0.70
0.89
0.57
0.29
2016
2017
2018
2019
2020
Q3-21

Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Building Shareholder Value

Total Common Equity (in millions)



CAGR – 20.7%
$27
$47
$51
$56
$60
$66
2016
2017
2018
2019
2020
Q3-21

Net income (in thousands)



$2,817
$4,042
$3,542
$4,458
$1,481
$2,099
2017
2018
2019
2020
Q3-20
Q3-21

Book Value Per Share



CAGR – 9.7%
$13.51
$15.06
$16.19
$17.51
$19.32
$20.99
2016
2017
2018
2019
2020
Q3-21

Earnings Per Share (Basic)



$1.04
$1.29
$1.12
$1.42
$0.47
$0.67
2017
2018
2019
2020
Q3-20
Q3-21

Notes: Prime Meridian raised $12.8 million in 2008; just over $2.0 million in December, 2010 through warrants; $5.4 million in our stock offering concluded December 31, 2014, $18.0 million in our stock offering concluded May 15, 2017, and just under $1.0 million through a Private Placement Offering concluded September 25, 2019. During the first quarter of 2020, the Company repurchased 82,784 shares for $1.2 million. Unless otherwise indicated, all financial data as of December 31 of the respective year. Source: S&P Global and internal company documents

Disciplined Credit Processes

(in thousands)

Granular Portfolio – Lending Exposure Limits

Concentration limits set for primary segments of the portfolio.

Internal company data as of 9/30/2021

✓ Secured Legal Limit – Bank	$ 17,054
✓ Secured In-House Limit	$ 6,000
✓ Top 20 Relationships	$ 118,449

STRUCTURE

- Decentralized underwriting for strong and responsive relationship management
- Centralized approval structure, with all requests published to senior approving officers
- Regularly-scheduled Directors' Loan Committee meetings
- Centralized document preparation and servicing outside of loan production

PROCESS

- Corporate-banking style underwriting philosophy, within a community banking model
- Monthly post-approval meetings to educate relationship managers
- Monthly reviews of all criticized assets
- Regular external third-party loan reviews

POLICY

- Ongoing review and enhancements to credit policy
- Monthly reviews of portfolio limits and concentrations
- FASB approved CECL implementation delay until January 2023 for small SEC-filing institutions

CRE Commitments & Exposure

(dollars in thousands)

✓ As part of its overall risk management program, Prime Meridian Bank pursues a program of controlled growth in its Commercial Real Estate (CRE) portfolio and maintains its CRE exposure within regulatory guidelines

Total Risk Based Capital - Bank	$	74,118
Total Loans	$	483,634

Commercial Real Estate Loans		**Funded**		**Committed**	**Committed as % of Capital**	**Funded % of Portfolio**
Construction, Land Development, and Other	$	59,514	$	96,890	130.72 %	12.31 %
Multifamily		29,894		30,852	41.63 %	6.18 %
Nonfarm Nonresidential		138,769		142,697	192.53 %	28.69 %
Less: Improved Owner-Occupied CRE		(70,543)		(73,065)	(98.58) %	(14.59) %
Total - Bank	**$**	**157,634**	**$**	**197,374**	**266.30 %**	**32.59 %**

Source: internal company documents as of 9/30/2021

LOAN PORTFOLIO

- ✓ Total net loans of **$476.5** million
- ✓ Prime Meridian Bank's strong relationship with the local business community is reflected in its composite mix of Commercial Loans at 14% of total loans (20% including PPP Loans)

Loans (in thousands)

Real Estate Mortgage Loans		
Commercial Real Estate (CRE)	$	140,961
Residential Real Estate and HELOC		181,031
Construction		60,395
Total Real Estate Mortgage		382,387
Commercial		66,346
PPP		27,554
Consumer and Other		7,347
Total Loans		483,634
Deferred Loan Fees, Net		(1,221)
Less: ALLL		(5,900)
Loans, Net	$	476,513

Source: internal company documents as of 9/30/2021



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
29%
37%
12%
6%
14%
2%
27%
31%
8%
17%
16%
1%
25%
40%
13%
20%
2%
29%
41%
11%
17%
2%
September 30, 2021
September 30, 2020
September 30, 2019
September 30, 2018
Loan Portfolio Composite Comparison
Commercial Real Estate (CRE)
Residential Real Estate and HELOC
Construction
PPP
Commercial
Consumer and Other

RESIDENTIAL LOAN PORTFOLIO

Residential Loans (in thousands)

Residential Real Estate and HELOC		
1-4 Owner-Occupied & HELOC	$	96,025
1-4 Non-Owner-Occupied		55,186
Multifamily		29,820
Total	**$**	**181,031**



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
53%
31%
16%
58%
30%
12%
58%
27%
15%
58%
27%
15%
September 30, 2021
September 30, 2020
September 30, 2019
September 30, 2018
Residential Loan Portfolio Composite Comparison
1-4 Owner-Occupied & HELOC
1-4 Non-Owner-Occupied
Multifamily

Source: internal company documents as of 9/30/2021

CORE FUNDING

- ✓ Company's deposit franchise is comprised of 31% noninterest-bearing deposits
- ✓ Year-to-date Cost of Funds of **0.32%** is in line with the Company's Southeast peers[1] and is a key driver of franchise value

Deposits (in thousands)

Noninterest-Bearing	$	219,996
Money Market Accounts		293,871
NOW		128,105
Savings		26,552
Time Deposits		49,817
Total	**$**	**718,341**

Source: internal company documents as of 9/30/2021

[1] Southeast peers: a peer group of 33 publicly traded banks in AL, AR, FL, GA, MS, NC, SC, TN, VA, WV with total assets between $500 million – $1 billion for the quarter ended 9/30/2021.



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
31%
41%
18%
3%
7%
27%
40%
19%
3%
11%
23%
44%
17%
2%
14%
23%
50%
13%
2%
12%
September 30, 2021
September 30, 2020
September 30, 2019
September 30, 2018
Core Funding Composite Comparison
Noninterest-Bearing
Money Market
NOW
Savings
Time Deposits

Deposit Market Share

Institution (ST)	Type	2021 Rank	2020 Rank	2021 Total Market Share (%)	2020 Total Market Share (%)	YoY Deposit Growth 2021 (%)	5-Year Deposit CAGR 2021 (%)
Leon, FL							
Truist Bank (NC)	Bank	1 -	1	24.46	14.53	137.25	21.14
Wells Fargo Bank NA (SD)	Bank	2 -	2	18.70	17.92	47.05	25.87
Capital City Bank (FL)	Bank	3 -	3	12.79	15.90	13.34	8.67
Bank of America NA (NC)	Bank	4 -	4	12.42	15.06	16.18	10.37
Regions Bank (AL)	Bank	5 -	5	7.19	7.59	33.57	14.04
Prime Meridian Bank (FL)	**Bank**	**6 -**	**6**	**5.46**	**6.23**	**23.47**	**20.35**
Hancock Whitney Bank (MS)	Bank	7 -	7	4.83	5.66	20.26	15.68
First A National Banking Association (MS)	Bank	8 -	8	3.81	5.07	5.93	4.01
Synovus Bank (GA)	Bank	9 -	9	3.57	4.62	8.93	9.17
Centennial Bank (AR)	Bank	10 -	10	3.53	4.55	9.29	4.03
Polk, FL							
Prime Meridian Bank (FL)	**Bank**	**15 ▲**	**16**	**0.33**	**0.25**	**57.52**	-
Wakulla, FL							
Centennial Bank (AR)	Bank	1 -	1	59.76	66.53	(9.98)	28.64
Prime Meridian Bank (FL)	**Bank**	**2 -**	**2**	**17.33**	**13.06**	**32.96**	**33.89**
Ameris Bank (GA)	Bank	3 -	3	12.36	12.15	1.96	3.32
Capital City Bank (FL)	Bank	4 -	4	10.54	8.26	27.95	14.52

Source: S&P Global: Market share analysis excludes non-retail deposits. [1]Lakeland, FL office (Polk County) opened April 16, 2019.
Note: Deposit rankings for 2021 and 2020 and other data in this table are pro forma for all acquisitions announced after June 30, 2021 and up to including the date of this table (September 7, 2021).

PPP: Significant Catalyst for Growth

The PPP program became a significant catalyst for current and future growth. Of the 1,376 PPP loans originated, 645 were to non-clients, 248 of whom are new deposit clients of the Bank.


1,376
645
248
Total PPP Recipients
Non-Client PPP Recipients
Converted to New Deposit Clients

Combined Round 1 and 2 PPP Loan Originations

PPP Recipients	Round 1	Round 2	Total Loans
Existing Clients	497	234	731
Non-Deposit Client	258	139	397
New Deposit Client	156	92	248
Total	911	465	1,376
PPP Recipients			
Existing Clients	$ 53,689,448	$ 26,222,774	$ 79,912,222
Non-Deposit Client	15,500,943	11,501,643	27,002,586
New Deposit Client	13,656,875	7,691,353	21,348,228
Total	$ 82,847,266	$ 45,415,770	$ 128,263,036

Remaining Deferred PPP fees (net of costs) at 9/30/21: $1,284,747
PPP Loan Balance at 9/30/21: $27,554,342

Source: PPP funding data from internal company documents as of 9/30/2021

Appendix I | TABLES

Strong Record of Pre-tax Pre-provision (PTPP) Performance (Non-GAAP)

PTPP Operating Earnings (Non-GAAP, in thousands)


$4,808
$5,853
$5,765
$8,603
$2,566
$2,763
2017
2018
2019
2020
Q3-20
Q3-21

PTPP Earnings Per Share, Fully Diluted (Non-GAAP)


$1.77
$1.87
$1.82
$2.74
$0.82
$0.88
2017
2018
2019
2020
Q3-20
Q3-21

PTPP Return on Average Assets (Non-GAAP) %


1.45
1.54
1.26
1.45
1.66
1.43
2017
2018
2019
2020
Q3-20
Q3-21

PTPP Return On Average Equity (Non-GAAP) %


12.24
12.21
10.84
14.99
17.80
17.10
2017
2018
2019
2020
Q3-20
Q3-21

ROAA non-GAAP is calculated as PTPP / Average Assets. ROAE non-GAAP is calculated as PTPP before amortization of intangibles (None) / Average Common Equity.
Source: Internal company documents and documents filed with SEC. See Non-GAAP Reconciliation on Page 21.

Reconciliation of Non-GAAP Disclosures

Annual Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Year Ended December 31,			
	2020	2019	2018	2017
Net Income				
Net earnings (GAAP)	$ 4,458	$ 3,542	$ 4,042	$ 2,817
Plus: (credit) provision for loan losses	2,850	1,131	591	256
Plus: income taxes	1,295	1,092	1,220	1,735
PTPP net earnings (non-GAAP)	$ 8,603	$ 5,765	$ 5,853	$ 4,808
Earnings per Share (EPS)				
Weighted average common shares, diluted	3,134,124	3,159,635	3,131,546	2,711,699
EPS, diluted (GAAP)	$ 1.42	$ 1.12	$ 1.29	$ 1.04
PTPP EPS, diluted (non-GAAP)	$ 2.74	$ 1.82	$ 1.87	$ 1.77
Return on Average Assets (ROAA)				
Average assets	$ 595,363	$ 456,797	$ 379,288	$331,682
ROAA (GAAP)	0.75%	0.78%	1.07%	0.85%
PTPP ROAA (non-GAAP)	1.45%	1.26%	1.54%	1.45%
Return on Average Equity				
Average equity	$ 57,386	$ 53,172	$ 47,932	$ 39,283
ROAE (GAAP)	7.77%	6.66%	8.43%	7.17%
PTPP ROAE (non-GAAP)	14.99%	10.84%	12.21%	12.24%

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'21	2Q'21	1Q'21	4Q'20	3Q'20
Net Income					
Net earnings (GAAP)	$ 2,099	$ 2,262	$ 2,234	$ 1,541	$ 1,481
Plus: (credit) provision for loan losses	-	(185)	-	365	621
Plus: income taxes	664	717	707	394	464
PTPP net earnings (non-GAAP)	$ 2,763	$ 2,794	$ 2,941	$ 2,300	$ 2,566
Earnings per Share (EPS)					
Weighted average common shares, diluted	3,145,017	3,139,179	3,125,249	3,119,058	3,117,680
EPS, diluted (GAAP)	$ 0.67	$ 0.72	$ 0.71	$ 0.50	$ 0.47
PTPP EPS, diluted (non-GAAP)	$ 0.88	$ 0.89	$ 0.94	$ 0.74	$ 0.82
Return on Average Assets (ROAA)					
Average assets	$ 771,867	$ 731,681	$ 674,843	$ 635,127	$ 618,854
ROAA (GAAP)	1.09%	1.24%	1.32%	0.97%	0.96%
PTPP ROAA (non-GAAP)	1.43%	1.53%	1.74%	1.45%	1.66%
Return on Average Equity					
Average equity	$ 64,636	$ 62,837	$ 60,704	$ 59,028	$ 57,679
ROAE (GAAP)	12.99%	14.40%	14.72%	10.44%	10.27%
PTPP ROAE (non-GAAP)	17.10%	17.79%	19.38%	15.59%	17.80%

ROAA non-GAAP is calculated as PTPP / Average Assets and then annualized. ROAE non-GAAP is calculated as PTPP / Average Common Equity and then annualized. Source: Internal company documents and documents filed with SEC.

Reconciliation of Non-GAAP Disclosures

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	3Q'21	2Q'21	1Q'21	4Q'20	3Q'20
Adjusted Average Loan Yield:					
Net loans, excluding loans held for sale	$ 476,513	$ 470,488	$ 480,772	$ 476,661	$ 465,642
Less PPP loans	(27,554)	(54,563)	(78,625)	(66,774)	(82,412)
Adjusted net loans, excluding loans held for sale and PPP (non-GAAP)	$ 448,959	$ 415,925	$ 402,147	$ 409,887	$ 383,230
Average loans, excluding loans held for sale	$ 477,322	$ 483,587	$ 484,455	$ 477,570	$ 459,984
Less average PPP loans	(43,033)	(69,318)	(70,880)	(77,367)	(82,132)
Adjusted average loans, excluding loans held for sale and PPP (non-GAAP)	$ 434,289	$ 414,269	$ 413,575	$ 400,203	$ 377,852
Interest on loans, excluding loans held for sale	$ 5,708	$ 5,505	$ 5,699	$ 5,445	$ 5,000
Less interest income and earned fee income on PPP loans	(865)	(874)	(1,035)	(803)	(530)
Adjusted interest on loans, excluding loans held for sale and PPP (non-GAAP)	$ 4,843	$ 4,631	$ 4,664	$ 4,642	$ 4,470
Average loan yield, excluding loans held for sale (GAAP)	4.78%	4.55%	4.71%	4.56%	4.35%
Adjusted average loan yield, excluding loans held for sale and PPP (non-GAAP)	4.46%	4.47%	4.51%	4.64%	4.73%

Source: Internal company documents and documents filed with SEC.

RECONCILIATION OF NON-GAAP DISCLOSURES

Quarterly Pre-Tax Pre-Provision Calculation (Unaudited)
(dollars in thousands except per share amounts)

	For the Nine Months Ended	
	September 30, 2021	September 30, 2020
Net Income		
Net earnings (GAAP)	$ 6,595	$ 2,917
Plus: (credit) provision for loan losses	(185)	2,484
Plus: income taxes	2,088	901
PTPP net earnings (non-GAAP)	$ 8,498	$ 6,302
Earnings per Share (EPS)		
Weighted average common shares, diluted	3,134,236	3,139,256
EPS, diluted (GAAP)	$ 2.10	$ 0.92
PTPP EPS, diluted (non-GAAP)	$ 2.71	$ 2.01
Return on Average Assets (ROAA)		
Average assets	$ 726,486	$ 582,054
ROAA (GAAP)	1.21%	0.67%
PTPP ROAA (non-GAAP)	1.56%	1.44%
Return on Average Equity (ROAE)		
Average equity (GAAP)	$ 62,467	$ 56,834
ROAE (GAAP)	14.08%	6.84%
PTPP ROAE (non-GAAP)	18.14%	14.78%

Source: Internal company documents and documents filed with SEC.

Financial Highlights (unaudited)

(dollars in thousands except per share amounts)

	3Q'21	2Q'21	1Q'21	4Q'20	3Q'20
Per Share Data:					
Earnings per common share - Basic	$ 0.67	$ 0.72	$ 0.72	$ 0.50	$ 0.47
Earnings per common share - Diluted	$ 0.67	$ 0.72	$ 0.71	$ 0.50	$ 0.47
Book value per common share	$ 20.99	$ 20.40	$ 19.56	$ 19.32	$ 18.81
Common shares outstanding	3,127,730	3,126,474	3,124,794	3,119,471	3,117,842
Weighted-average basic common shares outstanding	3,127,524	3,126,197	3,123,565	3,119,058	3,117,623
Weighted-average diluted common shares outstanding	3,145,017	3,139,179	3,125,249	3,119,058	3,117,680
Selected Performance Ratios and Other Data:					
Return on average assets(1)	1.09%	1.24%	1.32%	0.97%	0.96%
Return on average equity(1)	12.99	14.40	14.72	10.44	10.27
Average yield on earning assets	3.34	3.40	3.77	3.84	3.66
Net interest margin(2)	3.06	3.11	3.44	3.43	3.18
Efficiency ratio(3)	55.90	53.99	52.85	60.03	51.72
Noninterest expense/average assets(1)	1.82	1.79	1.95	2.18	1.78
Asset Quality Data:					
Nonaccrual loans	$ -	$ -	$ 797	$ 1,251	$ 1,315
Loans 90 days past due + other real estate owned	-	-	-	-	234
Total nonperforming assets	-	-	797	1,251	1,549
Nonperforming assets/total assets	-	-	0.11%	0.19%	0.25%
Loans 30-89 days past due	$ 526	$ 1,022	$ 1,795	$ 731	$ -
Total loans	483,634	478,138	488,795	483,913	473,089
Loans 30-89 days past due/total loans	0.11%	0.21%	0.37%	0.15%	-
Net charge-offs/average loans (1)	0.00%	0.01%	0.00%	0.09%	0.03%
Capital Ratios:					
Tier 1 Leverage Capital Ratio (Company)	8.45%	8.61%	9.00%	9.26%	9.24%
Tier 1 Leverage Capital Ratio (Bank)	8.82	9.01	9.07	9.09	9.06
Common Equity Tier 1 Capital Ratio (Bank)	13.30	13.87	13.72	13.29	13.79
Tier 1 Risk-Based Capital Ratio (Bank)	13.30	13.87	13.72	13.29	13.79
Total Risk-Based Capital Ratio (Bank)	14.45	15.11	14.98	14.54	15.04

(1) Annualized
(2) Net interest margin is net interest income divided by total average interest-earnings assets, annualized
(3) Efficiency Ratio represents noninterest expense divided by the sum of net interest income plus noninterest income.

Condensed Consolidated Statements of Earnings (unaudited)

(in thousands except per share amounts)

	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
	Unaudited		Unaudited	
Interest income:				
Loans	$ 5,819	$ 5,101	$ 17,256	$ 14,374
Securities	283	311	794	1,123
Other	78	43	192	337
Total interest income	6,180	5,455	18,242	15,834
Interest expense:				
Deposits	502	710	1,539	2,346
Other borrowings	25	-	32	31
Total interest expense	527	710	1,571	2,377
Net interest income	5,653	4,745	16,671	13,457
Provision (credit) for loan losses	-	621	(185)	2,484
Net interest income after provision for loan losses	5,653	4,124	16,856	10,973
Noninterest income:				
Service charges and fees on deposit accounts	61	48	170	156
Debit card/ATM revenue, net	108	91	341	251
Mortgage banking revenue, net	325	224	958	591
Income from bank-owned life insurance	73	40	203	120
Gain on sale of securities available for sale	-	-	108	-
Other income	46	167	125	233
Total noninterest income	613	570	1,905	1,351
Noninterest expense:				
Salaries and employee benefits	2,028	1,498	5,685	4,662
Occupancy and equipment	380	377	1,144	1,096
Professional fees	103	89	353	263
Marketing	197	97	536	398
FDIC assessment	78	68	197	187
Software maintenance, amortization and other	237	205	738	599
Other	480	415	1,425	1,301
Total noninterest expense	3,503	2,749	10,078	8,506
Earnings before income taxes	2,763	1,945	8,683	3,818
Income taxes	664	464	2,088	901
Net earnings	$ 2,099	$ 1,481	$ 6,595	$ 2,917
Earnings per common share:				
Basic	$ 0.67	$ 0.47	$ 2.11	$ 0.92
Diluted	0.67	0.47	2.10	0.92
Cash dividends per common share(1)	-	-	0.14	0.12

(1) Annual cash dividends were paid during the first quarters of 2020 and 2021.

Condensed Consolidated Balance Sheets

(in thousands)

	3Q'21 (Unaudited)	2Q'21 (Unaudited)	1Q'21 (Unaudited)	4Q'20 (Audited)	3Q'20 (Unaudited)
Assets					
Cash & cash equivalents	$ 212,652	$ 181,599	$ 141,787	$ 68,985	$ 56,004
Debt securities available for sale	67,124	63,306	58,915	61,879	61,060
Loans, held for sale	10,976	13,736	12,532	13,593	14,900
Loans, net	476,513	470,488	480,772	476,661	465,642
Federal Home Loan Bank stock	366	366	366	493	493
Premises & equipment, net	8,018	8,159	8,200	8,248	8,210
Right of use lease asset	3,310	3,363	3,415	3,466	3,517
Accrued interest receivable	1,478	1,751	1,797	1,960	1,879
Bank-owned life insurance	12,085	12,012	10,748	10,685	6,621
Other real estate owned	-	-	-	-	234
Other assets	1,952	1,839	2,371	1,324	2,103
Total Assets	$ 794,474	$ 756,619	$ 720,903	$ 647,294	$ 620,663
Liabilities and Stockholders' Equity					
Liabilities:					
Noninterest-bearing demand deposits	$ 219,996	$ 199,662	$ 193,061	$ 162,013	$ 150,494
Savings, NOW and money-market deposits	448,528	433,954	406,413	362,147	340,931
Time deposits	49,817	49,744	51,955	56,432	63,822
Total Deposits	718,341	683,360	651,429	580,592	555,247
Other borrowings	3,075	3,075	750	-	-
Official checks	1,168	965	1,257	1,109	1,577
Operating lease liability	3,443	3,489	3,535	3,580	3,625
Other liabilities	2,798	1,943	2,803	1,758	1,563
Total Liabilities	728,825	692,832	659,774	587,039	562,012
Total Stockholders' Equity	65,649	63,787	61,129	60,255	58,651
Total Liabilities and Stockholders' Equity	$ 794,474	$ 756,619	$ 720,903	$ 647,294	$ 620,663

Earnings Average Balance Sheets

(dollars in thousands)

	3Q'21			2Q'21			3Q'20		
	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)	Average Balance	Interest and Dividends	Yield/ Rate(5)
Interest-earning assets:									
Loans(1)	$ 477,322	$ 5,708	4.78%	$ 483,587	$ 5,505	4.55%	$ 459,984	$ 5,000	4.35%
Loans held for sale	12,437	111	3.57	14,784	127	3.44	11,624	101	3.48
Debt securities available for sale	65,226	283	1.74	60,155	262	1.74	64,032	311	1.94
Other(2)	184,525	78	0.17	141,842	65	0.18	60,729	43	0.28
Total interest-earning assets	739,510	$ 6,180	3.34%	700,368	$ 5,959	3.40%	596,369	$ 5,455	3.66%
Noninterest-earning assets	32,357			31,313			22,485		
Total assets	$ 771,867			$ 731,681			$ 618,854		
Interest-bearing liabilities:									
Savings, NOW and money-market deposits	$ 435,213	$ 426	0.39%	$ 413,859	$ 410	0.40%	$ 336,751	$ 420	0.50%
Time deposits	49,844	76	0.61	51,372	90	0.70	64,967	290	1.79
Total interest-bearing deposits	485,057	502	0.41	465,231	500	0.43	401,718	710	0.71
Other borrowings	3,075	25	3.25	802	7	3.49	-	-	-
Total interest-bearing liabilities	488,132	$ 527	0.43%	466,033	$ 507	0.44%	401,718	$ 710	0.71%
Noninterest-bearing deposits	213,570			196,726			152,026		
Noninterest-bearing liabilities	5,529			6,085			7,431		
Stockholders' equity	64,636			62,837			57,679		
Total liabilities and stockholders' equity	$ 771,867			$ 731,681			$ 618,854		
Net earning assets	$ 251,378			$ 234,335			$ 194,651		
Net interest income		$ 5,653			$ 5,452			$ 4,745	
Interest rate spread (3)			2.91%			2.96%			2.95%
Net interest margin (4)			3.06%			3.11%			3.18%

(1) Includes nonaccrual loans

(2) Other interest-earning assets include federal funds sold, interest-bearing deposits and Federal Home Loan Bank stock.

(3) Interest rate spread is the difference between the total interest-earning asset yield and the rate paid on total interest-bearing liabilities

(4) Net interest margin is net interest income divided by total average interest-earning assets, annualized

(5) Annualized